                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Chromaline Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           THE CHROMALINE CORPORATION
                                4832 GRAND AVENUE
                             DULUTH, MINNESOTA 55807
                                 (218) 628-2217



Dear Shareholder:

       You are cordially invited to attend the Annual Meeting of Shareholders to be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 26, 2000.

       The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

       We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.


                                              Sincerely,

                                              /s/ William C. Ulland

                                              William C. Ulland
                                              CHAIRMAN OF THE BOARD



March 15, 2000

                           THE CHROMALINE CORPORATION

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000

                         -----------------------------

       The Annual Meeting of Shareholders of The Chromaline Corporation will be held at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, on April 26, 2000 for the following purposes:

         1.       To elect four directors for a one-year term.

         2. To transact such other business as may properly be brought before the meeting.

       The Board of Directors has fixed March 8, 2000 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

       YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                      By Order of the Board of Directors,

                                       /s/ Jeffery A. Laabs

                                      Jeffery A. Laabs
                                      SECRETARY


Duluth, Minnesota
March 15, 2000

                             ----------------------

                                 PROXY STATEMENT

                             ----------------------

                               GENERAL INFORMATION


       The enclosed proxy is being solicited by the Board of Directors of The Chromaline Corporation, a Minnesota corporation ("Chromaline" or the "Company"), for use in connection with the Annual Meeting of Shareholders to be held on April 26, 2000 at The Kitchi Gammi Club, 831 E. Superior Street, Duluth, Minnesota, at 1:00 p.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 8, 2000 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A shareholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

       The address of the principal executive office of the Company is 4832 Grand Avenue, Duluth, Minnesota 55807 and the telephone number is (612) 628-2217. The mailing of this Proxy Statement and the Board of Directors' form of proxy to shareholders will commence on or about March 15, 2000.

       The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

       The Common Stock of the Company, par value $.10 per share, is the only authorized and issued voting security of the Company. At the close of business on March 8, 2000 there were 1,298,056 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

       The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A shareholder voting through a proxy who abstains with respect to any matter is considered to be present and entitled to vote on such matter at the meeting and is in effect a negative vote. However, a shareholder (including a broker) who does not give authority to vote, or withholds authority to vote, on any proposal shall not be considered present and entitled to vote on such proposal.

           SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

       The following table sets forth, as of February 4, 2000, the number of shares of Common Stock beneficially owned by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each executive officer named in the Summary Compensation Table, by each director, and by all officers and directors as a group. All persons have sole voting and dispositive power over such shares unless otherwise indicated.

              NAME AND ADDRESS                               NUMBER                           PERCENTAGE OF
            OF BENEFICIAL OWNER:                          OF SHARES                         OUTSTANDING SHARES
------------------------------------------   ----------------------------------   -------------------------------

Directors and executive officers:
   William C. Ulland                                        143,550(1)                                 11.1%
   Philip J. Hourican                                        19,626(2)                                  1.5
   Claude P. Piguet                                           9,700(3)                                  *
   Charles H. Andresen                                        8,932(4)                                  *
   Gerald W. Simonson                                        53,020(5)                                  4.1
   David O. Harris                                           48,198(6)                                  3.7

   All directors and executive officers as                  293,951(7)                                 22.6
   a group (10 persons, including those
   named above)
Other beneficial owners:
    Leigh Severance                                         126,711(8)                                  9.7

-------------------
*    Less than one percent.
(1) Includes options to purchase 3,300 shares of Common Stock exercisable within 60 days of February 4, 2000. Mr. Ulland was elected Chief Executive Officer on February 7, 2000 and continues as Chairman of the Board.
(2) Includes options to purchase 8,626 shares of Common Stock exercisable within 60 days of February 4, 2000. Mr. Hourican resigned his position with the Company on February 7, 2000.
(3) Includes options to purchase 2,200 shares of Common Stock exercisable within 60 days of February 4, 2000.
(4) Includes options to purchase 1,100 shares of Common Stock exercisable within 60 days of February 4, 2000.
(5) Includes options to purchase 1,100 shares of Common Stock exercisable within 60 days of February 4, 2000.
(6) Includes options to purchase 1,100 shares of Common stock exercisable within 60 days of February 4, 2000.
(7) Includes options to purchase 22,376 shares of Common Stock exercisable within 60 days of February 4, 2000.
(8) The address of Mr. Severance is 100 Filmore Street, Suite 300, Denver, CO 80206.

                              ELECTION OF DIRECTORS

     The business of the Company is managed under the direction of a Board of Directors, with the number of directors fixed from time to time by the Board of Directors. The Board of Directors has fixed at four the number of directors to be elected to the Board at the 2000 Annual Meeting of Shareholders and has nominated the four persons named below for election as directors, each to serve for a one-year term. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the four nominees named below.

     Each of the nominees is a current director of the Company and each has indicated a willingness to serve as a director for the one-year term. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     Following is certain information regarding the nominees for the office of director:

         WILLIAM C. ULLAND, AGE 59

     Mr. Ulland has been a director and Chairman of the Board of the Company since 1972. On February 7, 2000, he also became Chief Executive Officer. Since 1977, Mr. Ulland has been Managing Partner of American Shield Company, a mineral exploration and development company located in Duluth, Minnesota.

         CHARLES H. ANDRESEN, AGE 59

     Mr. Andresen was elected as a director of the Company in 1979. Mr. Andresen has been a shareholder in the law firm of Magie, Andresen, Haag, Paciotti, Butterworth & McCarthy, P.A., in Duluth, Minnesota for more than the past five years.

         GERALD W. SIMONSON, AGE 69

     Mr. Simonson was elected as a director of the Company in 1978. He has been the President of Omnetics Connector Corporation, a manufacturer of microminiature connectors for the electronics industry located in Minneapolis, Minnesota, for more than the past five years. Mr. Simonson is also a director of Medtronic, Inc., a manufacturer of medical devices, and Northwest
Teleproductions, Inc., a film and video production company.

         DAVID O. HARRIS, AGE 65

     Mr. Harris was elected a director of the Company in 1965. He has been President of David O. Harris, Inc., a manufacturer's representative firm in Minneapolis, Minnesota, for more than the past five years.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors met six times during fiscal 1999. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee and a Compensation Committee. Following is a description of the functions performed by each of the
Committees:

AUDIT COMMITTEE

     The Company's Audit Committee presently consists of Messrs. Simonson (Chairman), Andresen and Harris. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of the Company's accounting policies and system of internal accounting controls. The Audit Committee met twice during fiscal 1999.

COMPENSATION COMMITTEE

     The Company's Compensation Committee presently consists of Messrs. Andresen (Chairman), Simonson and Harris. The Compensation Committee annually reviews and acts upon the compensation package for the Chief Executive Officer and sets compensation policy for the other employees of the Company. In addition, the Compensation Committee acts upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the Chromaline Corporation 1995 Stock Incentive Plan. The Compensation Committee met four times during fiscal 1999.

DIRECTOR COMPENSATION

     During 1998, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of grant and will expire seven years from the date of grant. In addition, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock receives a quarterly retainer of $1,000, plus per meeting fees of $700 for each meeting of the Board of Directors attended in person, $350 for each meeting of the Board of Directors attended by telephone, $300 for each committee meeting attended in person and $150 for each committee meeting attended by telephone.

     On April 26, 1999, each non-employee director of the Company who beneficially owns not more than 5% of the Company's outstanding Common Stock received a one-time grant of an option to purchase 1,320 shares of the Company's Common Stock under the 1995 Stock Incentive Plan. These options have an exercise price equal to the fair market value on the date of the grant and will expire seven years from the date of the grant. Mr. Ulland also received a grant of an incentive stock option to purchase 3,300 shares of the Company's Common Stock under the 1995 Stock Incentive Plan in connection with his position as Chairman of the Board of Directors. Mr. Ulland's options have an exercise price equal to 110% of the fair market value on the date of the grant and will expire five years from the date of the grant.

                               EXECUTIVE OFFICERS

     Following is certain information regarding the current executive officers of the Company other than William C. Ulland:

     JEFFERY A. LAABS, AGE 45

     Mr. Laabs was named Chief Financial Officer on January 1, 2000. He previously served as Vice President of Finance and Controller of the Company since May 1998. He also serves as Treasurer and Secretary of the Company. Mr. Laabs was a Senior Financial Analyst for Lake Superior Paper Industries ("LSPI") in Duluth, Minnesota from September 1986 until he joined Chromaline in 1998. LSPI is a manufacturer of supercalendered paper for newspaper inserts and magazines. His prior experience includes various financial positions with Kimberly Clark Corporation, a manufacturer of consumer products, from September 1981 until September 1986. Mr. Laabs received a Bachelor of Science degree in Accounting from Lake Superior State University in 1976. He earned the designation of Certified Management Accountant in 1996.

     CLAUDE P. PIGUET, AGE 42

     Mr. Piguet has been the Company's Vice President of Operations since
May 1994. Previously, he was the Company's Director of Operations from January 1992 to May 1994. Mr. Piguet joined Chromaline in 1990 and holds a diploma of Engineer ETS/HTL from the Ecole D'Ingenieurs de l'Etat de Vaud in Switzerland.

     TOSHIFUMI KOMATSU, AGE 45

     Mr. Komatsu has been the Company's Vice President of Technology since September 1993. Previously, he served as Chromaline's Director of Research and Development for two years. Mr. Komatsu has been with Chromaline's Research and Development Department for 15 years. His prior experience includes positions in research and development at Alberta Gas Chemicals, a manufacturer of organic acids. He received a B.S. in Chemistry and Mathematics from the College of Saint Scholastica in 1980.

     ROBERT D. BANKS, JR., AGE 48

     Mr. Banks has been the Company's Vice President of International Sales since February 1997. Previously, he was the Company's Director of International Sales and Marketing from 1989 to 1997.

     PETER M. JOHNSON, AGE 54

     Mr. Johnson has been the Company's Vice President of Marketing and Sales since August 1999. Mr. Johnson was a Senior Manager at The Sage Group, a corporate renewal practice, from June 1993 until he joined Chromaline. His prior experience includes senior marketing and sales positions at Litton Industries, International Multifoods and W.R. Grace. Mr. Johnson holds a B.S. from the University of Minnesota.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation for the fiscal years ended December 31, 1999, 1998 and 1997 provided to the individual who served as Chief Executive Officer of the Company during 1999 and the other individual who was serving as an executive officer at the end of the most recent fiscal year and who received remuneration exceeding $100,000 for such fiscal year (the "Named Executive Officers").


                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                                   AWARDS
                                                             ANNUAL             ----------
                                                          COMPENSATION             SHARES
                                                     ----------------------     UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION               YEAR        SALARY(1)       BONUS      OPTIONS(3)        COMPENSATION(3)
-------------------------------------    -----       ---------       ------     ----------         -------------
Philip J. Hourican,                       1999        $127,000      $ 7,341          4,950          $     470
   President and Chief                    1998          55,400        2,990         20,526             32,496
   Executive Officer


Claude P. Piguet,                         1999          86,000       11,720          2,200              3,842
   Vice President of Operations           1998          81,000       20,941              0              2,040
                                          1997          77,000       22,057              0              1,489


---------------
(1) Mr. Hourican joined the Company as President and Chief Executive Officer on July 13, 1998. If he had been employed for all for 1998, his salary would have been $120,000. Mr. Hourican resigned his position with the Company on February 7, 2000.
(2) Represents options to purchase Common Stock granted under the Company's 1995 Stock Incentive Plan.
(3) Amounts reported for Mr. Hourican in 1998 represent payments made for reimbursement of moving and temporary living expenses. Amounts reported for Mr. Hourican in 1999 represent a company car allowance for personal use. Amounts reported for Mr. Piguet represent company car allowances for personal use.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes option grants made during fiscal 1999 to the Named Executive Officers.

                                                 INDIVIDUAL GRANTS
                           -----------------------------------------------------------        POTENTIAL REALIZABLE
                                             PERCENTAGE                                               VALUE
                            NUMBER OF         OF TOTAL                                       AT ASSUMED ANNUAL RATES
                              SHARES           OPTIONS                                      OF STOCK APPRECIATION FOR
                            UNDERLYING       GRANTED TO        EXERCISE                         OPTION TERM(1)
                            OPTIONS        EMPLOYEES IN       PRICE PER      EXPIRATION     --------------------------
          NAME              GRANTED(2)       FISCAL YEAR         SHARE           DATE             5%          10%
------------------        -----------       ------------        ---------     ---------     ---------------------------
Philip J. Hourican            4,950             15.3%             $8.1818     4/26/2006        $56,987      $78,922

Claude P. Piguet              2,200              6.8               8.1818     4/26/2006         25,328       35,077

-------------
(1) The potential realizable value is based on a 7-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the fair market value of the Company's Common Stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.
(2) Options granted pursuant to the Company's 1995 Stock Incentive Plan are exercisable at an exercise price equal to the fair market value on the date of grant. The options in the above table vest in three equal increments on the day prior to the first, second and third anniversaries of the date of grant. These options have a maximum term of seven years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The purpose of the following table is to report exercise of stock options by the Named Executive Officers during fiscal 1999 and the value of their unexercised stock options as of December 31, 1999.

                                                             NUMBER OF SHARES                VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                             SHARES                     OPTIONS AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                            ACQUIRED       VALUE      ------------------------------     ----------------------------
         NAME             ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
-------------------      ------------   ----------    ------------     -------------     ------------   -------------
Philip J. Hourican                -              -        7,526            20,003       $        0            $0

Claude P. Piguet                  -              -        2,200             2,200           7,058              0


----------
(1) Value is based on the differrence between the per share closing price of the Company's Common Stock on December 31, 1999 ($7.25 per share) and the exercise price of the options.


                      EMPLOYMENT CONTRACTS; TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not have any employment or non-competition agreements with any members of its executive management team but has entered into confidentiality and non-solicitation agreements with such persons. Such agreements provide that the executive will not solicit any other employee of the Company to leave the Company during the executive's employment with the Company and for one year following such employment, will not compete with the Company during the executive's employment and will protect the proprietary information of the Company during and following such executive's employment.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to fiscal 1999 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during fiscal 1999, except as noted below. On September 23, 1999, Peter M. Johnson filed a Form 3 which was due August 26, 1999.


            RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP has been the auditors for the Company since January 1996. The Board of Directors again has selected Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2000. It is the judgement of the Board and its Audit Committee, that Deloitte & Touche LLP has conducted its affairs in an appropriate manner and warrants continuation as the Company's independent auditors

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

     The Annual Report of the Company for the year ended December 31, 1999, including financial statements, is being mailed with this Proxy Statement.

     Shareholder proposals intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than November 15, 2000 for inclusion in the Proxy Statement for that meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than January 29, 2001 in order to be presented at the 2001 Annual Meeting of Shareholders

     As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of shareholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.


                                       By Order of the Board of Directors,

                                        /s/ Jeffery A. Laabs

                                       Jeffery A. Laabs
                                       SECRETARY



Dated:  March 15, 2000

                          THE CHROMALINE CORPORATION

                        ANNUAL MEETING OF SHAREHOLDERS

                          WEDNESDAY, APRIL 26, 2000
                            1:00 P.M., LOCAL TIME

                            THE KITCHI GAMMI CLUB
                            831 E. SUPERIOR STREET
                              DULUTH, MINNESOTA




-------------------------------------------------------------------------------

THE CHROMALINE CORPORATION
4832 GRAND AVENUE, DULUTH, MN  55807                                       PROXY

-------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 26, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing the proxy, you revoke all prior proxies and appoint William C. Ulland and Jeffery A. Laabs, and each of them, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.




                     SEE REVERSE FOR VOTING INSTRUCTIONS.

HOW TO VOTE YOUR PROXY
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to The Chromaline Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.


                     [ARROW]  PLEASE DETACH HERE  [ARROW]


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.


1.  Election of directors:   01  Charles H. Andresen  03  Gerald W. Simonson
                             02  David O. Harris      04  William C. Ulland


                            / /  Vote FOR            / /  Vote WITHHELD
                                 all nominees             from all nominees
                                 (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY   ----------------------------
TO VOTE FOR ANY INDICATED NOMINEE,     |                           |
WRITE THE NUMBER(S) OF THE NOMINEE(S)  ----------------------------
IN THE BOX PROVIDED TO THE RIGHT.
TO CUMULATE VOTES SO INDICATE.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box    / /
Indicate changes below:                Date _______________________ , 2000


                                       ----------------------------
                                       |                           |
                                       ----------------------------
                                       Signature(s) in Box
                                       (If there are co-owners, each must sign.)
                                       Please sign exactly as your name(s)
                                       appear on Proxy. If held in joint
                                       tenancy, all persons must sign.
                                       Trustees, administrators, etc., should
                                       include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.